                                                              EXHIBIT (H)(7)(B)

                              AMENDMENT NO. 1 TO
                    PARTICIPATION AGREEMENT BY AND BETWEEN
                    GOLDMAN SACHS VARIABLE INSURANCE TRUST,
                           GOLDMAN, SACHS & CO. AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

   This Amendment No. 1 to the Participation Agreement dated December 19, 2003 (the "Amendment"), is made and entered into this 22nd day of October, 2014 by and between GOLDMAN SACHS VARIABLE INSURANCE TRUST, a statutory trust formed under the laws of Delaware (the "Trust"), GOLDMAN, SACHS & CO., a New York limited partnership (the "Distributor"), and AMERICAN GENERAL LIFE INSURANCE COMPANY, a Texas life insurance company (the "Company"), on its own behalf and on behalf of each separate account of the Company referred to herein.

                                  WITNESSETH:

   WHEREAS, the Trust, the Distributor and the Company entered into a Participation Agreement on December 19, 2003 (the "2003 Agreement");

   WHEREAS, American General Life Insurance Company of Delaware (formerly known as AIG Life Insurance Company) ("AGLD"), Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. entered into a Participation Agreement dated as of April 30, 1998 (the "AGLD Agreement"). AGLD merged with and into the Company effective December 31, 2012 with the Company as the surviving corporation (the "Merger"). The Company has assumed all obligations and responsibilities of AGLD under the AGLD Agreement, for all AGLD Contracts covered by the AGLD Agreement, as a result of the Merger. It is affirmed and acknowledged that the 2003 Agreement will supersede and replace the AGLD Agreement that relates to the AGLD Contracts and Accounts (as reflected in Schedules 1 through 4 to the AGLD Agreement) without further action on the part of any parties to this Agreement, and the AGLD Agreement will terminate accordingly upon the effectiveness of this Amendment to the 2003 Agreement;

   WHEREAS, the Company wishes to offer interests in Accounts, some of which have not been, nor will be, registered as unit investment trusts under the 1940 Act ("Unregistered Accounts"), and the interests deemed to be issued by the Accounts under the Contracts will not be registered as securities under the 1933 Act ("Unregistered Contracts");

   WHEREAS, the Trust, the Distributor and the Company wish to amend the 2003 Agreement to (i) reflect the offering of the Unregistered Accounts and Unregistered Contracts, and (ii) reflect the offering of Advisor Shares of certain series of the Trust; and

   WHEREAS, Article XI of the 2003 Agreement provides that the 2003 Agreement may be amended by written agreement signed by all of the parties.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Trust, the Distributor and the Company hereby agree as follows:

1. The Company has assumed all obligations and responsibilities of AGLD under the AGLD Agreement; the 2003 Agreement will supersede and replace the AGLD Agreement without further action on the part of any parties to this Agreement; and the AGLD Agreement will terminate accordingly upon the effectiveness of this Amendment to the 2003 Agreement.

2. DEFINITION OF AGREEMENT. The term "Agreement," as used in the 2003 Agreement and this Amendment, will refer to the 2003 Agreement as amended hereby.

3. Unless otherwise noted or amended herein, all other terms used in this Amendment shall have the same meaning as in the 2003 Agreement.

4. Except as hereby amended, the 2003 Agreement remains in full force and effect in accordance with it terms.

5. AMENDMENT OF DEFINITIONS IN ARTICLE I. The definitions in Sections 1.1, 1.4, 1.13, 1.14, 1.15 and 1.16 of the Agreement are hereby deleted in their entirety and replaced with the following definitions:

        1.1 "Account" -- the separate account or subaccount of a separate account of the Company described more specifically in Schedule 1 and
    Schedule 5A to this Agreement. If more than one separate account or more than one subaccount is described on Schedule 1 and Schedule 5A, the term shall refer to each separate account and subaccount so described.

        1.4 "Contracts" -- the class or classes of variable annuity contracts and/or variable life insurance policies issued by the Company and described more specifically on Schedule 2 and Schedule 5B to this Agreement.

        1.13 "Registration Statement" -- with respect to the Trust shares or a class of Schedule 2 Contracts, the registration statement filed with the SEC to register such securities under the 1933 Act, or the most recently filed amendment thereto, in either case in the form in which it was declared or became effective. The Contracts' Registration Statement for each class of Schedule 2 Contracts is described more specifically on
    Schedule 2 to this Agreement. The Trust's Registration Statement is filed on Form N-1A (File No. 333-35883).

        1.14 "1940 Act Registration Statement" -- with respect to the Trust or the Schedule 1 Account, the registration statement filed with the SEC to register such person as an investment company under the 1940 Act, or the most recently filed amendment thereto. The Schedule 1 Account's 1940 Act Registration Statement is described more specifically on Schedule 2 to this Agreement. The Trust's 1940 Act Registration Statement is filed on Form N-1A (File No. 811-08361).

        1.15 "Prospectus" -- with respect to shares of a Series (or Class) of the Trust or a class of Schedule 2 Contracts, each version of the definitive prospectus or supplement thereto filed with the SEC pursuant to Rule 497 under the 1933 Act. With respect to any provision of this Agreement requiring a party to take action in accordance with a Prospectus, such reference thereto shall be deemed to be the version for the applicable Series, Class or Contracts last so filed (or most current for Schedule 5 Contracts) prior to the taking of such action. For purposes of Article IX, the term "Prospectus" shall include any statement of additional information incorporated herein. With respect to a class of Schedule 5 Contracts, "Prospectus" includes any offering circular or memorandum for such Contracts.

        1.16 "Statement of Additional Information" -- with respect to the shares of the Trust or a class of Schedule 2 Contracts, each version of the definitive statement of additional information or supplement thereto filed with the SEC pursuant to Rule 497 under the 1933 Act. With respect to any provision of this Agreement requiring a party to take action in accordance with a Statement of Additional Information, such reference thereto shall be deemed to be the last version so filed prior to the taking of such action.

6. ADDITION OF DEFINITIONS TO ARTICLE I. The following definitions shall be added to Article I of the Agreement as the Section numbers indicated below:

        1.21 "Schedule 1 Accounts" -- Accounts registered under the 1940 Act as unit investment trusts and listed on Schedule 1.

        1.22 "Schedule 5 Accounts" -- Accounts excepted from the definition of an investment company as provided for by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act and listed on Schedule 5A.

        1.23 "Schedule 2 Contracts" -- Contracts through which interests in
    Schedule 1 Accounts are offered and issued, which interests are registered as securities under the 1933 Act.

        1.24 "Schedule 5 Contracts" -- Contracts through which interests in
    Schedule 5 Accounts are offered and issued without registration under the 1933 Act.

7. AMENDMENT OF PROVISIONS IN ARTICLE II. For purposes of Section 2.3 of the Agreement, purchases and redemptions of shares on behalf of each Schedule 5 Account shall be treated in the same manner as transactions by the general account of the Company, as set forth in Section 2.3(d) of the Agreement.

8. AMENDMENT OF PROVISIONS IN ARTICLE III. Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

        3.1 COMPANY. The Company represents and warrants that: (i) the Company is an insurance company duly organized and in good standing under Texas insurance law; (ii) each Schedule 1 Account is a validly existing separate account, duly established and maintained in accordance with applicable law;
    (iii) each Schedule 1 Account's 1940 Act Registration Statement has been filed with the SEC in accordance with the provisions of the 1940 Act and such Account is duly registered as a unit investment trust thereunder;
    (iv) the Schedule 2 Contracts' Registration Statement has been declared effective by the SEC; (v) the Contracts will be issued in compliance in all material respects with all applicable Federal and state laws; (vi) the Contracts have been filed, qualified and/or approved for sale, as applicable, under the insurance laws and regulations of the states in which the Contracts will be offered; (vii) each Schedule 1 Account will maintain its registration under the 1940 Act and will comply in all material respects with the 1940 Act; (viii) the Contracts currently are, and at the time of issuance and for so long as they are outstanding will be, treated as annuity contracts, life insurance policies, or modified endowment contracts, whichever is appropriate, under applicable provisions of the Code; (ix) the Company's entering into and performance its obligations under this Agreement does not and will not violate its charter documents or by-laws, rules or regulations, or any agreement to which it is a party;
    (x) each Schedule 5 Account qualifies for the exclusion on which it relies for not registering as an investment company under the 1940 Act; (xi) sales of each Schedule 5 Contract, and interests therein, properly qualify for exemptions on which the Company relies in not registering such Contracts, or interests in the Account through which each is issued, under the 1933 Act; and (xii) with respect to any Schedule 5 Accounts (a) the principal underwriter for each Schedule 5 Account and any subaccounts thereof is a broker or dealer registered with the SEC under the Securities Exchange Act of 1934 or a person controlled (as defined in the 1940 Act) by such a broker or dealer; (b) shares of a Fund are and will continue to be the only securities held by the relevant subaccount; (c) it will either (1) seek instructions from Contract Owners with account value in the Schedule 5 Accounts allocated to shares of a Fund with regard to the voting of all proxies solicited in connection with the Fund and will vote those proxies only in accordance with those instructions, or (2) vote such Fund shares held in the Schedule 5 Accounts in the same proportion as the vote of all the Fund's other shareholders; and (d) it will not substitute another security for shares of the Fund held in a Schedule 5 Account unless the SEC has approved the substitution in the manner provided in Section 26 of the 1940 Act. The Company will notify the Trust promptly if for any reason it is unable to perform its obligations under this Agreement.

9. AMENDMENT OF PROVISIONS IN ARTICLE IV. Sections 4.2 and 4.3 of the Agreement are hereby deleted in their entirety and replaced with the following:

        4.2. CONTRACTS FILINGS. The Company shall amend the Schedule 2 Contracts' Registration Statement and the Schedule 1 Account's 1940 Act Registration Statement from time to time as required in order to effect the continuous offering of such Contracts in compliance with applicable law or as may otherwise be required by applicable law, but in any event shall maintain a current effective Schedule 2 Contracts' Registration Statement and the Schedule 1 Account's registration under the 1940 Act for so long as the Schedule 2 Contracts are continuing to be issued. The Company shall be responsible for filing all Contract forms, applications, marketing materials and other documents relating to the Contracts and/or the Account with state insurance commissions, as required or customary, and shall use its best efforts:
    (i) to obtain any and all approvals thereof, under applicable state insurance law, of each state or other jurisdiction in which Contracts are or may be offered for sale; and (ii) to keep such approvals in effect for so long as the Contracts are outstanding. With regard to each Schedule 1 Account, the Company shall comply in all material respects with the 1940 Act. The Company shall make such filings and take such other actions as are required by the exemptions and exclusions on which it relies.

        4.3 VOTING OF TRUST SHARES. With respect to any matter put to vote by the holders of Trust shares ("Voting Shares"), the Company will provide "pass-through" voting privileges to owners of Contracts registered with the SEC as long as the 1940 Act requires such privileges in such cases. In cases in which "pass-through" privileges apply, the Company will
    (i) solicit voting instructions from Contract Owners of SEC-registered contracts; (ii) vote Voting Shares attributable to Contract Owners in accordance with instructions or proxies timely received from such Contract Owners; and (iii) vote Voting Shares held by it that are not attributable to reserves for SEC-registered Contracts or for which it has not received timely voting instructions in the same proportion as instructions received in a timely fashion from Owners of SEC-registered Contracts. The Company shall be responsible for ensuring that it calculates "pass-through" votes for the Account in a manner consistent with the provisions set forth above and with other Participating Insurance Companies. Neither the Company nor any of its affiliates will in any way recommend action in connection with, or oppose or interfere with, the solicitation of proxies for the Trust shares held for such Contract Owners, except with respect to matters as to which the Company has the right in connection with Schedule 2 Contracts under Rule 6e-2 or 6e-3(T) under the 1940 Act, to vote Voting Shares without regard to voting instructions from Contract Owners.

10. AMENDMENT OF PROVISIONS IN ARTICLE VI. Sections 6.1 and 6.2 of the Agreement are hereby deleted in their entirety and replaced with the following:

        6.1. SECTION 817(H). Each Fund of the Trust shall comply with
    Section 817(h) of the Code and Treasury Regulation 1.817-5 thereunder, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, to the extent applicable to the Fund as an investment company underlying the Account, and the Trust shall notify the Company immediately upon having a reasonable basis for believing that a Fund has ceased to so comply and will not be able to comply within the grace period afforded by Treasury Regulation 1.817-5.

        6.2. SUBCHAPTER M. Each Fund of the Trust shall maintain the qualification of the Fund as a regulated investment company (under Subchapter M of the Code or any successor or similar provision), and the Trust shall notify the Company immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify and will not be able to qualify within the grace period afforded by Section 851 of the Code.

11. AMENDMENT OF PROVISIONS IN ARTICLE VII. Sections 7.1, 7.2 and 7.4 of the Agreement are hereby deleted in their entirety and replaced with the following:

        7.1. EXPENSES. All expenses incident to each party's performance under this Agreement (including expenses expressly assumed by such party pursuant to this Agreement) shall be paid by such party to the extent permitted by law, except as otherwise provided below or in a separate agreement.

        7.2. TRUST EXPENSES. Expenses incident to the Trust's performance of its duties and obligations under this Agreement include, but are not limited to, the costs of:

              (a) registration and qualification of the Trust shares under the federal securities laws;

              (b) preparation and filing with the SEC of the Trust's Prospectuses, Trust's Statement of Additional Information, Trust's Registration Statement, Trust proxy solicitation materials and shareholder reports, and preparation of a "camera-ready" form or form otherwise suitable for printing or duplication of the foregoing;

              (c) preparation of all statements and notices required by any Federal or state securities law;

              (d) all taxes on the issuance or transfer of Trust shares;

              (e) payment of all applicable fees relating to the Trust, including, without limitation, all fees due under Rule 24f-2 in connection with sales of Trust shares to qualified retirement plans and Schedule 5 Accounts, custodial, auditing, transfer agent and advisory fees, fees for insurance coverage and Trustees' fees;

              (f) any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act and/or a shareholder service plan; and

              (g) printing (or duplicating costs with respect to the statement of additional information) and mailing costs associated with the delivery of the Trust's Prospectuses, statement of additional information, reports and proxy soliciting material to existing Contract Owners. The Company will submit any bills for printing, duplicating and/or mailing costs, relating to the Trust's Prospectuses, statement of additional information, reports and proxy soliciting material to the Trust for reimbursement by the Trust, as it relates to the delivery of these materials to existing Contract Owners. If the Trust's Prospectuses are printed by the Company in one document with the prospectus for the Contracts and the prospectuses for other funds, then the expenses of such printing will be apportioned between the Company and the Trust in proportion to the number of pages of the Contract's prospectus, other fund prospectuses and the Trust's

         Prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; the Trust to bear the cost of printing the Trust's portion of such document (relating to the Trust's Prospectuses) for distribution only to owners of existing Contracts funded by the Trust and the Company to bear the expense of printing the portion of such documents relating to the Account; provided, however, the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Variable Contracts not funded by the Trust.

        7.4. OTHER EXPENSES AND PAYMENTS. The Trust and the Distributor shall pay no fee or other compensation to the Company under this Agreement. Each party, however, shall, in accordance with the allocation of expenses specified in this Agreement, reimburse other parties for expenses paid by such other parties, but allocated to it. In addition, nothing herein shall prevent the parties from otherwise agreeing to perform, and arranging for appropriate compensation for, services relating to the Trust, the Distributor, the Company or the Accounts.

        Notwithstanding anything else in this Agreement, pursuant to any Rule 12b-1 Plan adopted by the Trust, the Trust or any Series or Class thereof may pay the Distributor, and the Distributor may pay the principal underwriter or distributor of one or more classes of Contracts, for activities primarily intended to result in the sale of Trust shares to the Accounts through which such Contracts are issued. Likewise, pursuant to any shareholder service plan adopted and implemented by the Trust or any Series or Class thereof under Rule 12b-1 of the 1940 Act or otherwise, the Trust or the appropriate Series or Class may pay the Distributor and the Distributor may pay the principal underwriter or distributor of one or more classes of Contracts, or the Company, for activities related to personal service and/or maintenance of Contract Owner accounts and/or administration services, as permitted by such plan.

12. Any and all references to the National Association of Securities Dealers, Inc. or NASD in the Agreement shall be changed to Financial Industry Regulatory Authority or FINRA, as appropriate.

13. AMENDMENTS AND ADDITIONS TO SCHEDULES.

    It is understood that Schedule 1 of the Agreement identifies only the separate accounts of the Company that are registered under the 1940 Act as unit investment trusts. Schedule 1 of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule 1.

    Schedule 2 of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule 2.

    Schedule 3 of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule 3.

    The attached Schedule 5, which includes Schedules 5A and 5B, is hereby added to the Agreement.

                         ***SIGNATURE PAGE FOLLOWS***

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST
                            (Trust)

Date: ___________      By:
                            -------------------------------------------
                            Name:
                            Title:

                       GOLDMAN, SACHS & CO.
                            (Distributor)

Date: ___________      By:
                            -------------------------------------------
                            Name:
                            Title:

                       AMERICAN GENERAL LIFE INSURANCE COMPANY
                            (Company)

Date: ___________      By:
                            -------------------------------------------
                            Name:
                            Title:

                                  SCHEDULE 1

                            Accounts of the Company
                            Investing in the Trust

Effective as of the date of this Amendment, the following separate accounts of the Company are subject to the Agreement:

                                Date Established by
       Name of Account         Board of Directors of    SEC 1940 Act       Type of Products
        Subaccounts                 the Company      Registration Number Supported by Account
------------------------------ --------------------- ------------------- --------------------
AGL Separate Account D               11/19/73             811-02441       Variable Annuities
AGL Separate Account VL-R             5/6/97              811-08561       Variable Life
AGL Separate Account II               6/5/86              811-04867       Variable Life
AGL Variable Separate Account        6/25/81              811-03859       Variable Annuities

--------------------------------------------------------------------------------

                       [Form of Amendment to Schedule 1]

Effective as of ______, the following separate accounts of the Company are hereby added to this Schedule 1 and made subject to the Agreement:

                  Date Established by
Name of Account  Board of Directors of    SEC 1940 Act       Type of Products
 Subaccounts          the Company      Registration Number Supported by Account
---------------  --------------------- ------------------- --------------------





IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Schedule 1 in accordance with Article XI of the Agreement.


------------------------------------  -----------------------------------
Goldman Sachs Variable Insurance      American General Life Insurance
Trust                                 Company
Name:                                 Name:
Title:                                Title:


--------------------------
Goldman, Sachs & Co.
Name:

Title:

                                  SCHEDULE 2
                             Classes of Contracts
                        Supported by Separate Accounts
                             Listed on Schedule 1

Effective as of the date of this Amendment, the following classes of Contracts are subject to the Agreement:

                                             SEC 1933 Act     Name of Supporting Annuity or Life
         Policy Marketing Name            Registration Number      Account
Platinum Investor VA                          333-70667               D          Variable Annuity
Platinum Investor I VUL                       333-42567             VL-R          Variable Life
Platinum Investor II VUL                      333-103361            VL-R          Variable Life
Platinum Investor III VUL                     333-43264             VL-R          Variable Life
Platinum Investor PLUS VUL                    333-82982             VL-R          Variable Life
Platinum Investor Survivor VUL                333-90787             VL-R          Variable Life
Platinum Investor Survivor II VUL             333-65170             VL-R          Variable Life
Executive Advantage VUL                       333-185761             II           Variable Life
Gemstone Life VUL                             333-185782             II           Variable Life
Polaris Select Investor Variable Annuity      333-198223      Variable Separate  Variable Annuity
                                                                   Account

--------------------------------------------------------------------------------

                       [Form of Amendment to Schedule 2]

Effective as of ______, the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

                           SEC 1933 Act     Name of Supporting
 Policy Marketing Name  Registration Number      Account       Annuity or Life
 ---------------------  ------------------- ------------------ ---------------





IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.


------------------------------------  -----------------------------------
Goldman Sachs Variable Insurance      American General Life Insurance
Trust                                 Company
Name:                                 Name:
Title:                                Title:


-----------------------------------
Goldman, Sachs & Co.
Name:
Title:

                                  SCHEDULE 3
                           Trust Classes and Series
                                Available Under
                            Each Class of Contracts

Effective as of the date of this Amendment, the following Trust Classes and Series are available under the Contracts:

 Contracts Marketing Name               Trust Classes and Series
 -------------------------------------  -------------------------------------
 Platinum Investor VA                   All Series of Goldman Sachs Variable
                                        Insurance Trust (Service,
                                        Institutional, Advisor)

 Platinum Investor I VUL                All Series of Goldman Sachs Variable
                                        Insurance Trust (Service,
                                        Institutional, Advisor)

 Platinum Investor II VUL               All Series of Goldman Sachs Variable
                                        Insurance Trust (Service,
                                        Institutional, Advisor)

 Platinum Investor III VUL              All Series of Goldman Sachs Variable
                                        Insurance Trust (Service,
                                        Institutional, Advisor)

 Platinum Investor PLUS VUL             All Series of Goldman Sachs Variable
                                        Insurance Trust (Service,
                                        Institutional, Advisor)

 Platinum Investor Survivor VUL         All Series of Goldman Sachs Variable
                                        Insurance Trust (Service,
                                        Institutional, Advisor)

 Platinum Investor Survivor II VUL      All Series of Goldman Sachs Variable
                                        Insurance Trust (Service,
                                        Institutional, Advisor)

 Executive Advantage VUL                All Series of Goldman Sachs Variable
                                        Insurance Trust (Service,
                                        Institutional, Advisor)

 Gemstone Life VUL                      All Series of Goldman Sachs Variable
                                        Insurance Trust (Service,
                                        Institutional, Advisor)

 Polaris Select Investor Variable       All Series of Goldman Sachs Variable
 Annuity                                Insurance Trust (Service,
                                        Institutional, Advisor)

                                  SCHEDULE 5

                                  SCHEDULE 5A
                             UNREGISTERED ACCOUNTS

The following separate accounts of the Company are subject to the Agreement:

                                Date Established by
                               Board of Directors of                          Type of Product
       Name of Account              the Company                             Supported by Account
       ---------------         --------------------- -------------------    --------------------
AGL Separate Account VL-U LIS        10/19/98                                  Variable Life
AGL Separate Account IV               6/5/86                                   Variable Life
AGL Separate Account 7                6/5/86                                   Variable Life
AGL Separate Account 9                6/5/86                                   Variable Life
AGL Separate Account 10               6/5/86                                   Variable Life
AGL Separate Account 101             8/29/02                                   Variable Life
AGL Separate Account 102              6/1/05                                  Variable Annuity
AGL Separate Account 104              8/5/09                                  Variable Annuity
AGL Separate Account 106              3/1/10                                   Variable Life

                                  SCHEDULE 5B
                            UNREGISTERED CONTRACTS

The following Contracts are subject to the Agreement:

                                                                Group or     Type of Product
      Name of Contract                Available Funds          Individual  Supported by Account
------------------------------ ------------------------------- ----------- --------------------
AGL Separate Account               All Series of Goldman         Group       Variable Life
VL-U LIS                          Sachs Variable Insurance
Signature Products, Form Nos.  Trust (Service, Institutional,
98050, 98070, 98075                       Advisor)

AGL Separate Account IV            All Series of Goldman         Group       Variable Life
Group PPVUL, Form Nos.            Sachs Variable Insurance
11GVUL0495,                    Trust (Service, Institutional,
11PVUL0996,                               Advisor)
12PVUL1098X

AGL Separate Account 7,            All Series of Goldman         Group       Variable Life
Group PPVUL, Form Nos.            Sachs Variable Insurance
11PVUL0996,                    Trust (Service, Institutional,
11FJVUL798                                Advisor)

AGL Separate Account 9             All Series of Goldman         Group       Variable Life
Group PPVUL, Form Nos.            Sachs Variable Insurance
11 FJVUL798                    Trust (Service, Institutional,
                                          Advisor)

AGL Separate Account 10            All Series of Goldman         Group       Variable Life
Group PPVUL, Form Nos.            Sachs Variable Insurance
12PVUL1098X                    Trust (Service, Institutional,
                                          Advisor)

AGL Separate Account 101           All Series of Goldman       Individual    Variable Life
Premier PPVUL, Form Nos.          Sachs Variable Insurance
02056, 11FJVUL798              Trust (Service, Institutional,
                                          Advisor)

AGL Separate Account 102           All Series of Goldman       Individual   Variable Annuity
Premier PPVA, Form Nos.           Sachs Variable Insurance
05060                          Trust (Service, Institutional,
                                          Advisor)

AGL Separate Account 104           All Series of Goldman       Individual   Variable Annuity
Premier PPVA, Form Nos.           Sachs Variable Insurance
05060                          Trust (Service, Institutional,
                                          Advisor)

AGL Separate Account 106           All Series of Goldman         Group       Variable Life
Group PPVUL, Form No.             Sachs Variable Insurance
09065                          Trust (Service, Institutional,
                                          Advisor)